UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2025

EyePoint Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA 02472
(Address of Principal Executive Offices, and Zip Code)

(617) 926-5000

Registrant’s Telephone Number, including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 14, 2025, EyePoint Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Jefferies LLC, Citigroup Global Markets Inc. and Guggenheim Securities, LLC, as representatives of the underwriters named therein (the “Underwriters”), in connection with its previously announced underwritten public offering (the “Offering”) of 11,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and, to certain investors, in lieu of Common Stock, pre-funded warrants (the “Pre-Funded Warrants”) to purchase 1,500,000 shares of Common Stock. The price to the public for the Shares in the Offering was $12.00 per Share and the price to the public for the Pre-Funded Warrants was $11.999 per Pre-Funded Warrant, which represents the price to the public for the Shares less the $0.001 per share exercise price for each such Pre-Funded Warrant. In addition, under the terms of the Underwriting Agreement, the Company also granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 1,875,000 shares of Common Stock at the same price.

The net proceeds to the Company from the Offering were approximately $141 million, after deducting underwriting discounts and commissions and before other estimated offering expenses payable by the Company. The Offering closed on October 16, 2025.

The Company intends to use the net proceeds from the Offering to advance clinical development of DURAVYU™ for wet age-related macular degeneration and diabetic macular edema, as well as to support its earlier stage pipeline development initiatives, and for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Offering was made pursuant to the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-290867), filed with the Securities and Exchange Commission on October 14, 2025, a base prospectus dated October 14, 2025 and the related prospectus supplement, dated October 14, 2025.

The Pre-Funded Warrants are exercisable at any time after the date of issuance. The Pre-Funded Warrants will not expire and are exercisable in cash or by means of a cashless exercise. A holder of Pre-Funded Warrants may not exercise such Pre-Funded Warrants if the aggregate number of shares of Common Stock beneficially owned by such holder, together with its affiliates, would beneficially own more than 4.99% (or 9.99% at the initial election of the holder) of the issued and outstanding shares of Common Stock following such exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. A holder of Pre-Funded Warrants may increase or decrease this percentage not in excess of 19.99% by providing at least 61 days’ prior notice to the Company.

The foregoing summaries of the terms of the Underwriting Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement and the form of Pre-Funded Warrant, copies of which are filed herewith as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated by reference into this Item 1.01. Hogan Lovells US LLP, counsel to the Company, delivered an opinion as to the legality of the issuance and sale of the Shares and the Pre-Funded Warrants in the Offering, as well as the Pre-Funded Warrant Shares, a copy of which is filed as herewith as Exhibit 5.1 and is incorporated by reference into this Item 1.01.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the Offering and the use of proceeds from the Offering. The risks and uncertainties relating to the Company and the Offering include general market conditions, as well as other risks detailed from time to in the Company’s Securities and Exchange Commission filings, including in its Annual Report on Form 10-K for the year ended December 31, 2024, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, its Current Reports on Form 8-K and the prospectus supplement dated October 14, 2025 relating to the Offering. These documents contain important factors that could cause actual results to differ from current expectations and from forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

Item 8.01. Other Events.

The Company issued press releases announcing the launch and pricing of the Offering on October 14, 2025, and October 14, 2025, respectively. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 14, 2025, by and among EyePoint Pharmaceuticals, Inc. and J.P. Morgan Securities LLC, Jefferies LLC, Citigroup Global Markets Inc. and Guggenheim Securities, LLC

4.1	Form of Pre-Funded Warrant to Purchase Common Stock

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1)

99.1	Press Release issued by the Company announcing the launch of the Offering on October 14, 2025

99.2	Press Release issued by the Company announcing the pricing of the Offering on October 14, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date: October 16, 2025	/s/ George O. Elston
George O. Elston
Executive Vice President and Chief Financial Officer